UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 8, 2019

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway,	Redwood City,	California	94065-1175
(Address of Principal Executive Offices)			(Zip Code)

(650)	628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2019, at Electronic Arts Inc.’s (the “Company”) annual meeting of stockholders (the “Annual Meeting”), the Company’s stockholders approved the Electronic Arts Inc. 2019 Equity Incentive Plan (the “2019 EIP”), as described in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on June 21, 2019 (the “Proxy Statement”) to replace the Electronic Arts Inc. 2000 Equity Incentive Plan, as amended (the “2000 EIP”), effective as of the date of stockholder approval. The 2019 EIP, which was previously approved, subject to stockholder approval, by the Board of Directors of the Company, permits the Company to grant equity awards with respect to a maximum of (i) 13,500,000 shares of the Company’s common stock, plus (ii) any shares authorized for grant or subject to awards under the 2000 EIP that are not delivered to participants for any reason. The Company’s directors, executive officers and employees are currently eligible to receive equity awards under the 2019 EIP.

A summary of the 2019 EIP is set forth in the Proxy Statement. That summary and the foregoing description of the 2019 EIP is qualified in its entirety by reference to the text of the 2019 EIP, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2019, at the Annual Meeting, the stockholders of the Company approved an Amended and Restated Certificate of Incorporation (the “A&R COI”) of the Company that permits holders of 25% or more of the Company’s common stock to call special meetings of the stockholders (the “Special Meeting Right”) and removes separate immaterial and outdated language related to a historical recapitalization of the Company’s equity. Following the Annual Meeting, on August 8, 2019, the Company filed the A&R COI with the Secretary of State of the State of Delaware, at which time the A&R COI became effective. The foregoing description of the A&R COI is qualified in its entirety by reference to the full text of the A&R COI, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On August 8, 2019, the Company’s Board of Directors adopted Amended and Restated Bylaws of the Company (the “A&R Bylaws”) to implement the Special Meeting Right and make other clarifying, conforming and administrative changes as described below. The A&R Bylaws modify Section 1.3 to implement the Special Meeting Right and to provide procedural and informational requirements for stockholders to follow when requesting a special meeting of the stockholders.

The A&R Bylaws also include changes to Sections 1.5 and 1.7 to account for the Special Meeting Right, changes to Articles I, IV and V to delete an officer title not utilized by the Company and ministerial changes to Article I, V, VI, and IX.

The foregoing description of the changes contained in the Company’s A&R Bylaws is qualified in its entirety by reference to the full text of the A&R Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on August 8, 2019, our stockholders voted on the following proposals and cast their votes as described below:

1.	Election of Directors. The individuals listed below were elected to serve on the Board until the next annual meeting of stockholders or until his or her successor is elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Leonard S. Coleman	227,446,408	7,893,952	461,503	17,284,367
Jay C. Hoag	232,189,148	3,152,698	460,017	17,284,367
Jeffrey T. Huber	234,046,918	1,291,236	463,709	17,284,367
Lawrence F. Probst III	231,727,605	3,608,500	465,758	17,284,367
Talbott Roche	234,255,632	1,088,272	457,959	17,284,367
Richard A. Simonson	230,488,486	4,851,028	462,349	17,284,367
Luis A. Ubiñas	230,979,063	4,359,782	463,018	17,284,367
Heidi J. Ueberroth	234,347,376	1,000,727	453,760	17,284,367
Andrew Wilson	234,289,435	1,065,869	446,559	17,284,367

2.	Approve, on an advisory basis, the compensation of the named executive officers. The proposal was approved.

For	Against	Abstain	Broker Non-Vote
221,914,065	13,388,884	498,914	17,284,367

3.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020. The appointment was ratified.

For	Against	Abstain
243,516,883	9,084,777	484,570

4.	Approve the 2019 EIP. The proposal was approved.

For	Against	Abstain	Broker Non-Vote
214,517,265	20,790,560	494,038	17,284,367

5.	Approve an Amended and Restated Certificate of Incorporation to permit stockholders holding 25% or more of the Company’s common stock to call special meetings. The proposal was approved.

For	Against	Abstain	Broker Non-Vote
215,934,216	5,078,005	14,789,642	17,284,367

6.
Consider and vote upon a stockholder proposal to allow stockholders holding 15% or more of the Company’s common stock to call special meetings. The proposal received affirmative votes from 57.49% of the votes cast on the proposal.

For	Against	Abstain	Broker Non-Vote
135,269,787	100,010,229	521,847	17,284,367

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
10.1	2019 Equity Incentive Plan, and related documents*
*Management contract or compensatory plan or arrangement.

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
10.1	2019 Equity Incentive Plan, and related documents*
*Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	August 8, 2019	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Executive Vice President, General Counsel and Corporate Secretary